UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   MAY 7, 2008
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)



          DELAWARE                    000-51290                 52-1841431
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                      10591
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(Address of principal executive offices)                         (Zip Code)


                                 (914) 606-3500
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

EpiCept Corporation, a Delaware corporation (the "Company"), today announced that on May 7, 2008 it was notified by the Nasdaq Listing Qualifications Department that the Company has not regained compliance with the continued listing requirements of The Nasdaq Capital Market because the market value of the Company's listed securities fell below $35,000,000 for ten consecutive trading days (pursuant to Rule 4310(c)(3)(B) of the Nasdaq Marketplace Rules). As a result, its securities are subject to delisting from The Nasdaq Capital Market.

On April 8, 2008, the Company announced that the Nasdaq Listing Qualifications Department notified EpiCept on April 4, 2008 that it was not in compliance with the market value requirement. Pursuant to Nasdaq Marketplace Rule 4310(c)(8)(C), the Company was provided a period of 30 calendar days, or until May 5, 2008, to regain compliance.

The Company intends to request a hearing before a Nasdaq Listing Qualifications Panel to review this determination. The Company's securities will remain listed on The Nasdaq Capital Market pending the Panel's decision. The Company expects the hearing to be held in approximately 30 to 45 days and the Panel's decision to be announced within 30 to 45 days after the hearing. In the event the Company's securities are delisted from The Nasdaq Capital Market, the Company's securities may also be eligible to trade on the over-the-counter market.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 3.01 by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            99.1     Press release of EpiCept Corporation, dated May 9, 2008.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EPICEPT CORPORATION

                                       /s/ Robert W. Cook
                                       ----------------------------------------
                                       Name: Robert W. Cook
                                       Title: Chief Financial Officer


Date: May 9, 2008




























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
                                  EXHIBIT INDEX



EXHIBIT                                DESCRIPTION
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  99.1          Press release of EpiCept Corporation, dated May 9, 2008.































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